Exhibit 10.1
Execution Version
THIRD AMENDMENT TO FIVE YEAR CREDIT AGREEMENT
THIRD AMENDMENT TO FIVE YEAR CREDIT AGREEMENT (this “Amendment”), dated as of May 16, 2024, is entered into among CVS Health Corporation, a Delaware corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent. Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement (as defined below).
WHEREAS, the Borrower, the Lenders and the Administrative Agent entered into that certain Five Year Credit Agreement, dated as of May 16, 2019 (as amended by that certain First Amendment to Five Year Credit Agreement, dated as of May 16, 2022, that certain Second Amendment to Five Year Credit Agreement, dated as of March 23, 2023, and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.
NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section 11.1 of the Credit Agreement, the parties hereto hereby agree as follows:
1.Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)The definition of “Commitment Termination Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Commitment Termination Date”: the earlier of (i) May 16, 2029 (subject to extension as provided in Section 2.12) and (ii) the date on which the Loans shall become due and payable in accordance with the terms hereof, whether by acceleration, notice of intention to prepay or otherwise.
(b)The definition of “Issuers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Issuers”: Barclays, BofA, Citi, GS, JPMC and Wells Fargo; each an “Issuer”.
(c)The definition of “Joint Lead Arrangers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Joint Lead Arrangers”: BAS, Barclays, Citi, GS, JPMC and WFS.

(d)The following new definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“Citi”: Citibank, N.A.
(e)Exhibit A (List of Commitments) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A attached hereto.
1
13537010v3

2.Conditions Precedent. This Amendment shall become effective on and as of the date hereof (the “Third Amendment Effective Date”) upon satisfaction (or waiver in accordance with Section 11.1 of the Credit Agreement) of the conditions precedent set forth in this Section 2. Upon satisfaction (or waiver in accordance with Section 11.1 of the Credit Agreement) of the conditions precedent set forth in this Section 2, the Administrative Agent shall promptly provide the Borrower and the Lenders with written confirmation that this Amendment has become effective.
(a)Counterparts of this Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower and the Lenders.
(b)Corporate Action. The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date, of the Secretary or an Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing all other necessary corporate action taken by the Borrower to authorize this Amendment, the other Loan Documents and the transactions contemplated hereby and thereby, (ii) attaching a true and complete copy of its Certificate of Incorporation and By Laws, (iii) setting forth the incumbency of the officer or officers of the Borrower who may sign this Amendment and the other Loan Documents, and any other certificates, requests, notices or other documents required hereunder or thereunder, and (iv) attaching a certificate of good standing of the Secretary of State of the State of Delaware.
(c)Opinions of Counsel to the Borrower. The Administrative Agent shall have received (i) an opinion of Thomas Moffatt, assistant general counsel of the Borrower, dated the Third Amendment Effective Date, in a form reasonably satisfactory to the Administrative Agent, and (ii) an opinion of Shearman & Sterling LLP, special counsel to the Borrower, dated the Third Amendment Effective Date, in a form reasonably satisfactory to the Administrative Agent.
(d)No Default and Representations and Warranties. The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date, of the Senior Vice President and Treasurer of the Borrower certifying that there exists no Default and that the representations and warranties contained in this Amendment are true and correct in all material respects (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on the Third Amendment Effective Date), except those which are expressly specified to be made as of an earlier date.
(e)Fees.    The Administrative Agent shall have received all fees and other amounts due and payable to it on the Third Amendment Effective Date, including the upfront fees payable to the Lenders, in respect of this Amendment.
(f)Due Diligence; “Know Your Customer”.     (i) Each Lender shall have received such documents and information as it may have requested in order to comply with “know-your-customer” and other applicable Sanctions, anti-terrorism, anti-money laundering and similar rules and regulations and related policies, to the extent the Borrower shall have received written requests therefor at least ten (10) Domestic Business Days prior to the Third Amendment Effective Date, and (ii) at least five Domestic Business Days prior to the Third Amendment Effective Date, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, it shall have delivered to each Lender that so requests a Beneficial Ownership Certification.
2
13537010v3

3.Representations and Warranties.
(a)The Borrower hereby represents and warrants as follows:
(i)The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.
(ii)This Amendment has been duly executed and delivered by the Borrower and constitutes the valid and legally binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles relating to the availability of specific performance as a remedy.
(iii)No consent or approval of, or other action by, shareholders of the Borrower, any Governmental Authority, or any other Person (which has not already been obtained) is required to authorize in respect of the Borrower, or is required in connection with, the execution, delivery, and performance by the Borrower of this Amendment or is required as a condition to the enforceability of this Amendment against the Borrower.
(b)The Borrower represents and warrants to the Lenders that the representations and warranties of the Borrower set forth in Section 4 of the Credit Agreement (as amended by this Amendment) are true and correct in all material respects on the date hereof (provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse” or similar language is true and correct (after giving effect to any qualification therein) in all respects on the date hereof), except those which are expressly specified to be made as of an earlier date.
4.Miscellaneous.
(a)Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.
(b)On and after the Third Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.
(c)Subject to Section 11.8 of the Credit Agreement, this Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement.
(d)This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[signature pages follow]
3
13537010v3

The parties have caused this Amendment to be duly executed as of the date first written above.

CVS HEALTH CORPORATION

By:	/s/ Carol A. DeNale
Name:	Carol A. DeNale
Title:	Senior Vice President and Treasurer
[Third Amendment to 2029 Facility]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Kyle D. Harding
Name:	Kyle D. Harding
Title:	Vice President
[Third Amendment to 2029 Facility]

BANK OF AMERICA, N.A., as an Issuer, the
Swing Line Lender and a Lender

By:	/s/ Joseph L. Corah
Name:	Joseph L. Corah
Title:	Managing Director
[Third Amendment to 2029 Facility]

BARCLAYS BANK PLC, as an Issuer and a
Lender

By:	/s/ Ritam Bhalla
Name:	Ritam Bhalla
Title:	Director
[Third Amendment to 2029 Facility]

CITIBANK, N.A., as an Issuer and a Lender

By:	/s/ Richard Rivera
Name:	Richard Rivera
Title:	Vice President
[Third Amendment to 2029 Facility]

GOLDMAN SACHS BANK USA, as an Issuer
and a Lender

By:	/s/ Nicholas Merino
Name:	Nicholas Merino
Title:	Authorized Signatory
[Third Amendment to 2029 Facility]

JPMORGAN CHASE BANK, N.A., as an
Issuer and a Lender

By:	/s/ Gregory T. Martin
Name:	Gregory T. Martin
Title:	Executive Director
[Third Amendment to 2029 Facility]

WELLS FARGO BANK NATIONAL
ASSOCIATION, as an Issuer and a Lender

By:	/s/ Darin Mullis
Name:	Darin Mullis
Title:	Managing Director
[Third Amendment to 2029 Facility]

MIZUHO BANK, LTD., as a Lender

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Managing Director
[Third Amendment to 2029 Facility]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Scott MacVicar
Name:	Scott MacVicar
Title:	Authorized Signatory
[Third Amendment to 2029 Facility]

TRUIST BANK, as a Lender

By:	/s/ Alexandra Korchmar
Name:	Alexandra Korchmar
Title:	Vice President
[Third Amendment to 2029 Facility]

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Anthony Joseph
Name:	Anthony Joseph
Title:	Associate Director

By:	/s/ Danielle Calo
Name:	Danielle Calo
Title:	Associate Director
[Third Amendment to 2029 Facility]

U.S. BANK NATIONAL ASSOCIATION, as
a Lender

By:	/s/ Joyce P. Dorsett
Name:	Joyce P. Dorsett
Title:	Senior Vice President
[Third Amendment to 2029 Facility]

FIFTH THIRD BANK, NATIONAL
ASSOCIATION, as a Lender

By:	/s/ Geoffrey Jinnah
Name:	Geoffrey Jinnah
Title:	Principal, Assistant Vice President
[Third Amendment to 2029 Facility]

MORGAN STANLEY BANK, N.A., as a
Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Authorized Signatory
[Third Amendment to 2029 Facility]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ William P. Herold
Name:	William P. Herold
Title:	Senior Vice President
[Third Amendment to 2029 Facility]

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Cindy Hwee
Name:	Cindy Hwee
Title:	Director
[Third Amendment to 2029 Facility]

THE BANK OF NEW YORK MELLON, as a
Lender

By:	/s/ Luke Daly
Name:	Luke Daly
Title:	Vice President
[Third Amendment to 2029 Facility]

BANK OF CHINA, NEW YORK BRANCH,
as a Lender

By:	/s/ Raymond Qiao
Name:	Raymond Qiao
Title:	Executive Vice President
[Third Amendment to 2029 Facility]

INDUSTRIAL AND COMMERCIAL BANK
OF CHINA LIMITED, NEW YORK
BRANCH, as a Lender

By:	/s/ Yuanyuan Peng
Name:	Yuanyuan Peng
Title:	Executive Director

By:	/s/ Lindsay Du
Name:	Lindsay Du
Title:	Director
[Third Amendment to 2029 Facility]

KEYBANK NATIONAL ASSOCIATION, as
a Lender

By:	/s/ Marianne T. Meil
Name:	Marianne T. Meil
Title:	Senior Vice President
[Third Amendment to 2029 Facility]

TD BANK, N.A., as a Lender

By:	/s/ Steve Levi
Name:	Steve Levi
Title:	Senior Vice President
[Third Amendment to 2029 Facility]

EXHIBIT A
LIST OF COMMITMENTS

Lender	Commitment Amount	Letter of Credit Commitment	Commercial Letter of Credit Commitment
Bank of America, N.A.	$194,500,000.00	$41,666,666.67	$37,500,000
Barclays Bank PLC	$194,500,000.00	$41,666,666.66	$0
Citibank, N.A.	$194,500,000.00	$41,666,666.67	$37,500,000
Goldman Sachs Bank USA	$194,500,000.00	$41,666,666.66	$0
JPMorgan Chase Bank, N.A.	$194,500,000.00	$41,666,666.67	$37,500,000
Wells Fargo Bank, National Association	$194,500,000.00	$41,666,666.67	$37,500,000
Mizuho Bank, Ltd.	$139,500,000.00
Royal Bank of Canada	$139,500,000.00
Truist Bank	$139,500,000.00
UBS AG, Stamford Branch	$139,500,000.00
U.S. Bank National Association	$139,500,000.00
Fifth Third Bank, National Association	$89,500,000.00
Morgan Stanley Bank, N.A.	$89,500,000.00
PNC Bank, National Association	$89,500,000.00
Sumitomo Mitsui Banking Corporation	$89,500,000.00
The Bank of New York Mellon	$71,500,000.00
Bank of China, New York Branch	$51,500,000.00
Industrial and Commercial Bank of China Limited, New York Branch	$51,500,000.00
KeyBank National Association	$51,500,000.00
TD Bank, N.A.	$51,500,000.00
TOTAL	$2,500,000,000	$250,000,000	$150,000,000

13537010v3